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                                                                      EXHIBIT 23



                    Consent of Certified Public Accountants

We consent to the use of our reports, dated January 16, 1998, in Form 10-K filing of the Peoples Financial Corporation.


PILTZ, WILLIAMS, LAROSA & CO.
Biloxi, Mississippi
March 19, 1998